UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27781	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10624 S. Eastern Ave., Ste. A209

Henderson, NV 89052

(Address of principal executive offices, zip code)

(877) 358-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24. 13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.

In connection with the Securities and Exchange Commission’s investigation against United Health Products, Inc., Douglas Beplate (the former Chief Executive Officer and Chairman and a former director of the Company), and Louis Schiliro, (the former Chief Operating Officer and a former director of the Company, and a current contractor with the Company), concerning possible violations of certain provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934, the Company advised the Commission’s Enforcement Division that it would accept the proposed settlement terms which the Enforcement Division had previously presented to the Company. The Company was informed that the Commission approved the Enforcement Division’s recommended settlement terms to resolve the matter. The settlement process includes the Commission filing a complaint followed in due course by the filing of a consent judgment reflecting the terms of settlement. In that regard, the Commission filed a complaint in the U.S. District Court for the District of New Jersey on June 8, 2022, and Company’s understanding is that once a judge is assigned, the consent judgement will be filed to settle the matter. The Commission’s investigation and the proposed settlement terms were previously reported by the Company in its prior periodic reports including its Annual Report for the year ended December 31, 2021 under Item 1A “Risk Factors”, and its Current Report on Form 8-K filed on April 29, 2022 which disclosure is incorporated into this report by reference. The proposed settlement terms pertaining to the Company do not include settlement terms in the investigation pertaining to Mr. Beplate and Mr. Schiliro.

Regarding the previously announced meeting with the FDA to review the Company’s Class III Premarket Approval application, this meeting has been moved to July 13 from July 6 at the FDA’s request. As of this date, the Company has received no additional requests for information or questions from the FDA on its PMA application.

The information in this Current Report is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by the Company under the Exchange Act, unless specifically identified as being incorporated therein. By furnishing this Current Report on Form 8-K, the Company makes no admission as to the materiality of any information in this Report.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Health Products, Inc.

Dated: June 10, 2022	/s/ Brian Thom
Brian Thom, Chief Executive Officer

3